UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2009

COMERICA INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	1-10706	38-1998421
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Comerica Bank Tower

1717 Main Street, MC 6404

Dallas, Texas  75201

(Address of principal executive offices)   (zip code)

(214) 462-6831

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.04                                       Temporary Suspension of Trading under Registrant’s Employee Benefit Plans.

Comerica maintains the Comerica Incorporated Preferred Savings Plan, including its Defined Contribution Feature (collectively, the “401(k) Plan”), and one of the investments in the 401(k) Plan is common stock of Comerica, par value $5.00 per share (“Comerica Common Stock”), which is held through a Comerica Common Stock fund (the “Comerica Stock Fund”).  Under the 401(k) Plan, the Comerica Stock Fund has been generally frozen to new investments since September 16, 2008 (other than the continuing reinvestment of cash dividends on Comerica Stock Fund investments that existed prior to September 16, 2008).

In order to transition the administrative record-keeping of the 401(k) Plan from the current service provider to a new service provider, Great-West Retirement Services, a “blackout period” will be imposed on transactions involving the Comerica Stock Fund under the 401(k) Plan.  During the blackout period, account files will be moved to the new service provider, processed and verified for accuracy.  During the blackout period, participants in the 401(k) Plan will be temporarily unable, among other things, to change investment elections and fund allocations in the 401(k) Plan with respect to the Comerica Stock Fund, to take distributions (including final distributions) of amounts invested in the Comerica Stock Fund under the 401(k) Plan, and to take loans of money invested in the Comerica Stock Fund under the 401(k) Plan.  The blackout period for the 401(k) Plan is expected to begin during the calendar week of October 11, 2009 and is expected to end during the calendar week of November 8, 2009.   The Company received a notice under section 101(i)(2)(E) of the Employment Retirement Income Security Act of 1974 with respect to the blackout period on September 10, 2009.

As a result of the foregoing, on September 11, 2009, the Company sent a notice to its directors and executive officers informing them of the blackout period, during which time they will be prohibited from engaging in certain transactions in equity securities of the Company (the “Notice”).  The Notice was provided to the Company’s directors and executive officers pursuant to the requirements of Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of the Securities and Exchange Commission’s Regulation BTR. A copy of the Notice is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

The individuals designated to respond to inquiries regarding the blackout period are Jon Bilstrom, Executive Vice President, Governance, Regulatory Relations and Legal Affairs, Comerica Incorporated, 1717 Main Street, MC 6404, Dallas, Texas, 75201, Telephone: (214) 462-4447 or Nicole Gersch, Senior Vice President and General Counsel, Corporate Finance and Securities, Comerica Incorporated, 1717 Main Street, MC 6506, Dallas, Texas, 75201, Telephone:  (214) 462-4302.  During the blackout period and for a period of two years after the ending date of the blackout period, a security holder or other interested person may obtain, without charge, the actual beginning and ending dates of the blackout period by contacting either of the above individuals.

ITEM 9.01            FINANCIAL STATEMENTS AND EXHIBITS.

(d)           Exhibits

99.1         Notice of Blackout Period to Directors and Executive Officers of Comerica Incorporated dated September 11, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMERICA INCORPORATED

	By:	/s/ Jon W. Bilstrom
	Name:	Jon W. Bilstrom
	Title:	Executive Vice President - Governance, Regulatory Relations and Legal Affairs, and Secretary

Date: September 11, 2009

EXHIBIT INDEX

Exhibit No.	Description

99.1	Notice of Blackout Period to Directors and Executive Officers of Comerica Incorporated dated September 11, 2009.